UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Allurion Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41767	92-2182207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive
Natick, Massachusetts		01760
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 647-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 1.420455 shares of common stock, each at an exercise price of $8.10 per share of common stock	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2024, the Board of Directors (the "Board") of Allurion Technologies, Inc. ("Allurion" or the "Company") appointed Milena Alberti-Perez to the Board as a Class III director to fill the vacancy on the Board, effective immediately. Ms. Alberti-Perez also was appointed to the Audit Committee of the Board and will serve as the Chair of such committee. The election of Ms. Alberti-Perez puts the Company in compliance with the New York Stock Exchange ("NYSE") listing requirement 303A.07, which requires that the Company’s Audit Committee be comprised of at least three directors, all of whom are independent. The Board has affirmatively determined that Ms. Alberti-Perez is “independent” under the listing standards of the NYSE and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), including applicable rules thereof related to service on audit committees.

Ms. Alberti-Perez’s compensation for her services as a non-employee director will be consistent with the Company’s compensation practices for non-employee directors described in the Company’s Registration Statement on Form S-4/A filed with the SEC on July 6, 2023 under the caption “Allurion Non-Employee Director Compensation Policy.”

There is no arrangement or understanding between Ms. Alberti-Perez and any other person pursuant to which she was to be selected as a director of the Company, and she is a not a party to, and has no direct or indirect interest in, any transactions or proposed transactions to which the Company is or will be a participant.

A copy of the press release dated March 11, 2024, announcing such appointments is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release issued by the registrant on March 11, 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 14, 2024	By:	/s/ Brendan Gibbons
Chief Legal Officer